Great Elm Capital Group, Inc. Investor Presentation – Quarter Ended December 31, 2019 February 10, 2020 © 2020 Great Elm Capital Group, Inc. Exhibit 99.2

© 2020 Great Elm Capital Group, Inc. Disclaimer Statements in this presentation that are “forward-looking” statements, including statements regarding revenue, adjusted EBITDA, expected growth, profitability, free cash flow and outlook involve risks and uncertainties that may individually or collectively impact the matters described herein. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and represent Great Elm Capital Group, Inc.’s (“Great Elm” or “GEC”) assumptions and expectations in light of currently available information.  Great Elm assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this presentation or to conform prior statements to actual results or revised expectations, except as required by law. These statements involve risks, variables and uncertainties, and Great Elm’s actual performance results may differ from those projected, and any such differences may be material. For information on certain factors that could cause actual events or results to differ materially from Great Elm’s expectations, please see Great Elm’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Additional information relating to Great Elm’s financial position and results of operations is also contained in Great Elm’s annual and quarterly reports filed with the SEC, which are available for download at its website www.greatelmcap.com or at the SEC website www.sec.gov. Non-GAAP Financial Measures The SEC has adopted rules to regulate the use in filings with the SEC, and in public disclosures, of financial measures that are not in accordance with US GAAP, such as adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and free cash flow. See the Appendix for important information regarding the use of non-GAAP financial measures and reconciliations of non-GAAP measures to their most directly comparable GAAP measures. This presentation does not constitute an offer of any securities for sale.

© 2020 Great Elm Capital Group, Inc. SlideSection 4Performance Overview 6 Organizational Overview 9Operating Companies: Great Elm DME 13Investment Management 17Real Estate 21General Corporate 23Financial Review 26Summary 28Q&A 29Appendix Table of Contents

Performance Overview © 2020 Great Elm Capital Group, Inc.

Performance Overview: Quarter Ended December 31, 2019 1 © 2020 Great Elm Capital Group, Inc. (1) Numbers in millions. (2) Per changes in US GAAP, real estate taxes were included in Real Estate revenue in the second fiscal quarter of 2019 but are not included in the second fiscal quarter of 2020. (3) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. (4) Prior year non-GAAP adjustments have been updated to conform to current year presentation by removing adjustments associated with the adoption of ASC 606 Contracts with Customers. Revenue by Segment Segment 2Q20 2Q19 DME $14.4 $13.2 Investment Management $0.9 $0.92 Real Estate 2 $1.3 $1.5 General Corporate $0 $0.02 Consolidated $16.600000000000001 $15.639999999999999 Net Income (Loss) by Segment Segment 2Q20 2Q19 DME $-0.7 $0.4 Investment Management $0 $0 Real Estate 2 $0.06 $0.04 General Corporate $-1.4 $-4.7 Consolidated $-2.04 $-4.26 Adjusted EBITDA 3 by Segment Segment 2Q20 2Q19 DME $3.532 $3.6320000000000001 Investment Management 4 $0.32300000000000001 $0.98299999999999998 Real Estate 2 $1.145 $1.1319999999999999 General Corporate $-1.6479999999999999 $-1.7689999999999999 Consolidated $3.3520000000000003 $3.9779999999999998 Revenue by Segment Segment 2Q20 2Q19 DME $14.4 $13.2 Investment Management $0.9 $0.92 Real Estate 2 $1.3 $1.5 General Corporate $0 $0.02 Consolidated $16.600000000000001 $15.639999999999999 Net Income (Loss) by Segment Segment 2Q20 2Q19 DME $-0.7 $0.4 Investment Management $0 $0 Real Estate 2 $0.06 $0.04 General Corporate $-1.4 $-4.7 Consolidated $-2.04 $-4.26 Adjusted EBITDA 3 by Segment Segment 2Q20 2Q19 DME $3.532 $3.6320000000000001 Investment Management 4 $0.32300000000000001 $0.98299999999999998 Real Estate 2 $1.145 $1.1319999999999999 General Corporate $-1.6479999999999999 $-1.7689999999999999 Consolidated $3.3520000000000003 $3.9779999999999998 Revenue by Segment Segment 2Q20 2Q19 DME $14.4 $13.2 Investment Management $0.9 $0.92 Real Estate 2 $1.3 $1.5 General Corporate $0 $0.02 Consolidated $16.600000000000001 $15.639999999999999 Net Income (Loss) by Segment Segment 2Q20 2Q19 DME $-0.7 $0.4 Investment Management $0 $0 Real Estate 2 $0.06 $0.04 General Corporate $-1.4 $-4.7 Consolidated $-2.04 $-4.26 Adjusted EBITDA 3 by Segment Segment 2Q20 2Q19 DME $3.532 $3.6320000000000001 Investment Management 4 $0.32300000000000001 $0.21099999999999999 Real Estate 2 $1.145 $1.1319999999999999 General Corporate $-1.6479999999999999 $-1.7689999999999999 Consolidated $3.3520000000000003 $3.2059999999999995

Organizational Overview © 2020 Great Elm Capital Group, Inc.

© 2020 Great Elm Capital Group, Inc. Organizational Overview: Drivers of Shareholder Value Operating Companies Real Estate Investment Management Target undercapitalized small and mid-sized companies where we can partner with management to accelerate earnings and cash flow growth Focus on companies that offer a platform for follow-on acquisitions and investment, particularly with respect to DME and adjacent industries Grow Great Elm Capital Corp. (“GECC”) through capital raises and potential BDC acquisitions Increase assets under management (“AUM”) via new fund launches, SMAs and co-investments Seek opportunities, such as the Fort Myers transaction, that utilize modest equity capital and monetize significant net operating loss carryforwards (“NOLs”)

© 2020 Great Elm Capital Group, Inc. Organizational Overview: Alignment of Interest When combined, insider ownership totals approximately 19% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEC Director Share Ownership Employees of GEC/Great Elm Capital Management, Inc. (“GECM”) collectively own approximately 2.0 million shares of GEC, representing approximately 8% of GEC’s outstanding shares1 The directors of GEC collectively own greater than 11% of GEC’s outstanding shares1 Significant Alignment of Interest Employee Share Ownership (1) This includes restricted shares that are subject to both performance and service vesting and is based on the share count pro forma for the vesting of said restricted shares.

Operating Companies: Great Elm DME © 2020 Great Elm Capital Group, Inc.

Operating Companies: Rapid Growth at DME In FY 2Q20, Great Elm DME, Inc. (“DME”) generated $14.4 million of revenue, $0.7 million of net loss and $3.5 million of adjusted EBITDA1 Meaningful revenue growth in major product categories Management is investing heavily in people, processes and technology to enhance DME’s scalable infrastructure, capable of supporting multiple acquisitions per year DME has continued to generate rapid year-over-year patient growth in its PAP product category New patient setups continue to grow in key PAP and ventilator segments, each hitting new highs in the quarter ending December 31, 2019 We expect continued organic growth from DME Fundamental demand for respiratory products and services, combined with the company’s focus on patient service and business expansion, provides a path to revenue and adjusted EBITDA growth in fiscal year 2020 © 2020 Great Elm Capital Group, Inc. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix

Operating Companies: M&A In addition to driving organic revenue, EBITDA and volume growth, DME will seek to acquire complementary, patient-focused businesses DME is pursuing an expansion strategy that targets businesses in tangential or overlapping markets These acquisition opportunities can help to further diversify DME’s payor and product mix The respiratory-focused, durable medical equipment industry is characterized by a fragmented landscape that we believe offers a significant opportunity for additional consolidation DME’s patient-centric service model differentiates it from the competition DME also seeks to explore complementary product lines and services that can leverage the company’s valuable contracts, referral sources, customer bases and infrastructure © 2020 Great Elm Capital Group, Inc.

Operating Companies: DME Segment Financial Detail © 2020 Great Elm Capital Group, Inc. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Maintenance capex includes approximately $311 thousand related to upgrades of our sleep equipment We anticipate a similar investment every 5 – 7 years Great Elm Capital Group, Inc. DME Results DME Segment Financials - Quarter Ended 12/31/19 Total revenues $14,390.788430000001 MSR Total expenses ,-15,066.51556 MSR GAAP Net income -,675.72712999999931 Adjusted EBITDA: GAAP Net income -,675.72712999999931 Interest expense, net 936.69194999999991 Depreciation and amortization expense 2,482.6581000000001 MNG note: this includes deprecation on rental equipment included in cost of rentals Transaction and integration related costs 586.41765000000009 C Location build out 119.59573499999999 Mgmt fees 81.974160000000012 MNG Adj. EBITDA1 $3,531.6104650000011 MNG Maintenance capex -,508 A Cash interest -,945 TB - DME Holdings Levered free cash flow $2,078.6104650000011 Uses of free cash flow: B Revenue generating capex -1,513 TB - DME Inc. Net revolver paydowns -,750 Scheduled debt amortization -,354 Payments on Equipment financing -,665 Net free cash flow $-1,203.3895349999989 $0 $-0.38953499999888663

Investment Management © 2020 Great Elm Capital Group, Inc.

© 2020 Great Elm Capital Group, Inc. Investment Management: A Scalable, High Margin Business AUM Growth High Margins Scalable Model Significant Free Cash Flow AUM GROWTH Grow GECC’s AUM through the issuance of additional debt and equity, supplemented by accretive acquisitions of other BDCs, resulting in an increase in fee revenue Grow the Investment Management business by leveraging the existing team to launch additional vehicles HIGH MARGINS Given the largely fixed cost nature of the Investment Management business, we expect adjusted EBITDA margins to increase as our AUM increases and the business scales SCALABLE MODEL Investment team and infrastructure in place to support substantial growth in AUM and new investment vehicles SIGNIFICANT FREE CASH FLOW Growth in AUM in the Investment Management business coupled with its high margins and scalable business model could result in significant operating leverage and, thus, the potential for growth in adjusted EBITDA and free cash flow

© 2020 Great Elm Capital Group, Inc. Investment Management: Management Fee Growth

Investment Management: Segment Financial Detail © 2020 Great Elm Capital Group, Inc. Near-Term Drivers of Incremental Free Cash Flow: We believe GECC will continue to grow its investment portfolio, including via incremental capital raises, which will drive incremental management fee revenue The Full Circle consulting agreement terminated on November 3, 2019. The FY19 expense associated with this agreement was $763 thousand (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Great Elm Capital Group, Inc. IM Results IM Segment Financials - Quarter Ended 12/31/19 Total revenues $889.43615 MSR A Reconciled as follows: Full Circle consulting fee -73.453360000000032 A 72,453.36000000003 68520 Detail 67120 - Consulting Services Total other expenses -,811.48397999999997 MSR 0 PQ MSR GAAP Net Income 5.4988100000000486 72,453.36000000003 Adjusted EBITDA: GAAP Net Income 5.4988100000000486 Stock based compensation 98.419640000000001 MNG (negative because of PSA adjustment) Interest expense, net 41.017910000000001 Depreciation and amortization expense 179.05248999999998 Adj. EBITDA1 $322.98885000000001 MNG Interest expense - debt -45 MNG Levered free cash flow $277.98885000000001 278 $-1.1149999999986449E-2 MSR From MD&A/Notes segment results worksheet MNG From MD&A non-GAAP measurements

Real Estate © 2020 Great Elm Capital Group, Inc.

© 2020 Great Elm Capital Group, Inc. Real Estate: Overview We believe we are uniquely positioned to be a preferred partner to a sub-set of real estate investors because of our ability to absorb phantom income We view Credit Tenant Lease financings to high quality tenants as an attractive business for GEC for the following reasons: Limited Equity Capital Deployed High Level of Non-Recourse Leverage Monetization of Significant NOLs

Real Estate: Fort Myers – Organic Equity Growth © 2020 Great Elm Capital Group, Inc. Debt and Equity Values ($ in Millions) Multiple of Invested Capital Assuming a constant property value of $61.2 million, the chart at the right depicts the growth in GEC’s equity value as cash flows from the rental stream are utilized to amortize debt over the lease term As you can see, GEC builds significant equity value1 over time without any additional capital deployment (1) Equity value is equal to the property value at acquisition minus the face value of the debt on a given date.

Real Estate: Segment Financial Detail © 2020 Great Elm Capital Group, Inc. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix

General Corporate © 2020 Great Elm Capital Group, Inc.

General Corporate: Segment Financial Detail © 2020 Great Elm Capital Group, Inc. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Great Elm Capital Group, Inc. GC Results General Corporate Financials - Quarter Ended 12/31/19 Revenue: Total revenue $56.972970000000004 MSR Operating costs and expenses: Public company costs -1,175.1078499999999 QTD P&L Stock-based compensation -,109.77499 MSR Depreciation and amortization expense -1 Other general and administrative -62.51119000000017 plug -1,349.3940299999999 MSR A Reconciled as YTD less PQ YTD: SOP YTD PQ YTD Other income (expense): 3,736 3,786 Dividend and interest income 603.34433000000013 QTD P&L 2,182 1,229 Income tax benefit 99 QTD P&L Unrealized loss on GECC investment -,826.39000000004 QTD P&L Total other income (expense) -,123.65605999999991 MSR GAAP Net Loss -1,416.771199999999 0 EBITDA and Free Cash Flow - Quarter Ended 12/31/19 GAAP Net Loss -1,416.771199999999 MNG Adjusted EBITDA: GAAP net income -1,416.771199999999 MNG Management fee -56.972970000000004 Above Stock based compensation 109.77499 Change in Contingent Consideration -,940 Transaction costs and integration 514.80965000000003 GECC Dividends -,603.34433000000013 Unrealized loss, taxes, and depreciation 728.00039000000004 MNG Adjusted EBITDA1 -1,662.8093899999994 0 Levered free cash flow: Adjusted EBITDA -1,662.8093899999994 Transaction costs and integration paid -,514.80965000000003 A GECC Dividends 490 Capital expenditures 0 Levered free cash flow -1,687.6190399999996 -1,688 0.38096000000041386

© 2020 Great Elm Capital Group, Inc. Financial Review

Financial Review: 2Q20 Consolidating Balance Sheets (Unaudited)

$ in thousands	DME	Investment Management	Real Estate	Corporate	Eliminations	Consolidated
ASSETS						
Cash and cash equivalents, including restricted cash	$ 548	$ 67	$ 967	$ 7,802	$ -	$ 9,384
Accounts receivable, net	8,164	1,110	-	262	-	9,536
Investments at fair value	-	-	-	15,301	-	15,301
Inventory	1,753	-	-	-	-	1,753
Property and equipment, net	10,194	38	53,799	4	-	64,035
Identifiable intangible assets, net	8,577	2,557	5,120	-	-	16,254
Goodwill	50,433	-	-	-	-	50,433
Right of use asset	4,580	1,239	-	-	-	5,819
Other assets	358	186	1,158	707	(253)	2,156
Total Assets	$ 84,607	$ 5,197	$ 61,044	$ 24,076	$ (253)	$ 174,671
LIABILITIES						
Accounts payable & accrued liabilities	$ 9,441	$ 330	$ 587	$ 1,232	$ (253)	$ 11,337
Lease liabilities	4,744	1,359	-	-	-	6,103
Related party payables	-	-	-	-	-	-
Long term debt	6,129	-	55,790	-	-	61,919
Related party notes payable	25,946	3,148	-	-	-	29,094
Equipment financing	1,493	-	-	-	-	1,493
Intercompany, net (a)	31,526	8,229	3,124	(42,880)	-	-
Other liabilities	-	-	478	57	-	535
Total Liabilities	79,279	13,066	59,979	(41,591)	(253)	110,481
EQUITY	5,328	(7,869)	1,065	65,667	-	64,190
Total Liabilities and Equity	$ 84,607	$ 5,197	$ 61,044	$ 24,076	$ (253)	$ 174,671

(a) Intercompany balances, including intercompany borrowings and GEC investments in subsidiaries. All intercompany balances eliminate in consolidation.

GREAT ELM CAPITAL
© 2020 Great Elm Capital Group, Inc.
24

Financial Review: 2Q20 Consolidating Income Statement (Unaudited) © 2020 Great Elm Capital Group, Inc. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix $ in thousands DME Investment Management Real Estate Corporate Eliminations Consolidated Total Revenues $14,390.788430000001 $889.43615 $1,270.99614 $56.972970000000004 $-56.972970000000004 $16,551.220720000001 Cost of revenue -5,873.5020100000002 0 0 0 -5,873.5020100000002 Depreciation and amortization expense -,519.66949999999997 -,179.5248999999998 -,430.47343999999993 -1 -1,130.1954299999998 Selling, general and administration -7,735.6520999999984 -,663.86693999999989 -,126.23549 -1,348.3940299999999 56.972970000000004 -9,817.1755899999971 Total operating costs and expenses ,-14,129.823609999999 -,842.91942999999992 -,555.7089299999999 -1,349.3940299999999 56.972970000000004 ,-16,820.873029999995 Operating income (loss) 260.96482000000105 45.516720000000078 715.28721000000007 -1,292.4210599999999 0 -,269.65230999999869 Dividends and interest income 0 0 0 603.34433000000013 603.34433000000013 Unrealized gain (loss) on investments 0 0 0 -,826.39000000004 -,826.39000000004 Interest expense, net -,936.69194999999991 -41.017910000000001 -,654.68250999999998 0 -1,633.39237 Other income (expense), net 0 0 0 0 0 Income (loss) before taxes -,675.72712999999885 5.498810000000077 59.604700000000093 -1,515.771199999999 0 -2,125.7007399999984 Income tax expense benefit 0 0 0 99 99 Net income (loss), net of tax -,675.72712999999885 5.498810000000077 59.604700000000093 -1,416.771199999999 0 -2,026.7007399999986 Adjusted EBITDA 1 $3,531.6104650000011 $322.98885000000007 $1,144.7606499999999 $-1,648.4650599999998 $0 $3,351.8949050000015 For the three months ended December 31, 2019 $ in thousands DME Investment Management Real Estate Corporate Consolidated EBITDA: Net income (loss) - GAAP $-,675.72712999999885 $5.498810000000077 $59.604700000000093 $-1,416.771199999999 $-2,026.7007399999986 Interest expense 936.69194999999991 41.017910000000001 654.68250999999998 0 1,633.39237 Depreciation & Amortization 2,482.6581000000001 179.05248999999998 430.47343999999993 1 3,093.1840299999999 Income tax expense (benefit) 0 0 0 -99 -99 EBITDA 2,743.6229200000012 224.56921000000006 1,144.7606499999999 -1,514.771199999999 2,599.8756600000015 Adjusted EBITDA Stock based compensation 0 98.419640000000001 0 109.77499 208.19463000000002 Change in contingent consideration 1 0 0 0 -,940 -,940 GECC Unrealized (gains) / losses 0 0 0 826.00039000000004 826.00039000000004 Dividend income from GECC 0 0 0 -,588 -,588 Other (income) expense 0 0 0 0 0 Transaction and integration costs 1 586.41765000000009 0 0 514.80965000000003 1,101.2273 Pharmacy buildout 119.59573499999999 0 0 0 119.59573499999999 DME management and Monitoring fees 81.974160000000012 0 0 -56.972970000000004 25.001190000000008 Adjusted EBITDA $3,531.6104650000011 $322.98885000000007 $1,144.7606499999999 $-1,648.4650599999998 $3,351.8949050000015 For the six months ended December 31, 2019 $ in thousands DME Investment Management Real Estate Corporate Consolidated EBITDA: Net income (loss) - GAAP $-1,495.4662600000024 $-39.663900000000098 $120.49799999999993 $-3,889.80791 $-5,305.4400700000024 Interest expense 1,932.5590099999999 83.28304 1,313.3767500000001 0 3,329.2188000000001 Depreciation & Amortization 4,990.7662099999998 358.02932999999996 861.94690999999989 1 6,211.7424499999997 Income tax expense (benefit) 0 0 0 142.601 142.601 EBITDA 5,428.8589599999978 400.64846999999986 2,294.8216599999996 -3,746.2069099999999 4,379.1221799999976 Adjusted EBITDA Stock based compensation 0 273.67660999999998 0 227.88166999999999 501.55827999999997 Change in contingent consideration 1 0 0 0 -1,135 -1,135 GECC Unrealized (gains) / losses 0 0 0 1,809.3338899999999 1,809.3338899999999 Dividend income from GECC 0 0 0 -1,078 -1,078 Other (income) expense -2.7766999999999999 0 0 0 -2.7766999999999999 Transaction and integration costs 1 736.44268000000011 0 0 635.22671000000003 1,370.66939 Pharmacy buildout 254.48178499999997 0 0 0 254.48178499999997 DME management and Monitoring fees 129.92299000000003 0 0 -79.922970000000007 50.000020000000021 Adjusted EBITDA $6,545.9297149999975 $675.32507999999984 $2,294.8216599999996 $-3,366.6876100000004 $6,149.3888449999977 For the three months ended September 30, 2019 $ in thousands DME Investment Management Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-,818.73913000000346 $-45.162710000000175 $59.89329999999984 $-2,473.7307900000001 $-3,277.739330000004 Interest expense 995.86706000000004 42.265129999999999 657.69424000000015 0 1,695.8264300000001 Depreciation & Amortization 2,508.1081100000001 178.97684000000001 431.47346999999996 0 3,117.5584200000003 Tax expense 0 0 0 241.601 241.601 EBITDA 2,685.2360399999966 176.07925999999983 1,149.610099999999 -2,232.12979 1,778.2465199999965 Adjusted EBITDA Unrecognized incentive fees 1 0 655 0 0 655 Stock based compensation 0 175.25697 0 118.10668 293.36365000000001 Change in contingent consideration 2 0 0 0 -,195 -,195 GECC Unrealized (gains) / losses 0 0 0 983.33349999999996 983.33349999999996 Dividend income from GECC 0 0 0 -,490 -,490 Other (income) expense -2.7766999999999999 0 0 0 -2.7766999999999999 Transaction and integration costs 2 150.02502999999999 0 0 120.41705999999999 269.44209000000001 Pharmacy buildout 134.88604999999998 0 0 0 134.88604999999998 DME management and Monitoring fees 47.948830000000001 0 0 -22.95 24.998830000000002 Adjusted EBITDA $3,015.3192499999964 $1,006.3362299999999 $1,149.610099999999 $-1,719.2225500000002 $3,451.4939399999962

Summary © 2020 Great Elm Capital Group, Inc.

© 2020 Great Elm Capital Group, Inc. Summary: Drivers of Shareholder Value Seek to enhance the value of our existing property through property improvement and lease modification Operating Companies Real Estate Investment Management Focus on growing Great Elm DME, Inc. both organically and via an expansion strategy that targets existing and adjacent markets Continue to strengthen Great Elm DME, Inc.’s scalable infrastructure, investing in people, processes and technology to support multiple acquisitions per year Focus on driving asset growth in GECC and raising capital for SMAs / other investment vehicles Leverage the existing team and infrastructure to generate incremental free cash flow

Q&A © 2020 Great Elm Capital Group, Inc.

Appendix © 2020 Great Elm Capital Group, Inc.

Appendix: Non-GAAP Reconciliation © 2020 Great Elm Capital Group, Inc. For the three months ended December 31, 2019 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-,675.72712999999885 $5.498810000000077 $59.604700000000093 $-1,416.771199999999 $-2,026.7007399999986 Interest expense 936.69194999999991 41.017910000000001 654.68250999999998 0 1,633.39237 Depreciation & amortization 2,482.6581000000001 179.05248999999998 430.47343999999993 1 3,093.1840299999999 Income tax expense (benefit) 0 0 0 -99 -99 EBITDA $2,743.6229200000012 $224.56921000000006 $1,144.7606499999999 $-1,514.771199999999 $2,599.8756600000015 Adjusted EBITDA: Stock based compensation 0 98.419640000000001 0 109.77499 208.19463000000002 Change in contingent consideration 2 0 0 0 -,940 -,940 GECC Unrealized (gains) / losses 0 0 0 826.00039000000004 826.00039000000004 Dividend income from GECC 0 0 0 -,588 -,588 Transaction and integration costs 2 586.41765000000009 0 0 514.80965000000003 1,101.2273 Pharmacy buildout 119.59573499999999 0 0 0 119.59573499999999 DME management and Monitoring fees 81.974160000000012 0 0 -56.972970000000004 25.001190000000008 Adjusted EBITDA $3,531.6104650000011 $322.98885000000007 $1,144.7606499999999 $-1,648.4650599999998 $3,351.8949050000015 For the six months ended December 31, 2019 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-1,495.4662600000024 $-39.663900000000098 $120.49799999999993 $-3,889.80791 $-5,305.4400700000024 Interest expense 1,932.5590099999999 83.28304 1,313 0 3,329 Depreciation & amortization 4,990.7662099999998 358.02932999999996 861.94690999999989 1 6,211.7424499999997 Income tax expense (benefit) 0 0 0 142.601 142.601 EBITDA $5,428.8589599999978 $400.64846999999986 $2,295 $-3,746.2069099999999 $4,379 Adjusted EBITDA: Stock based compensation 0 273.67660999999998 0 227.88166999999999 501.55827999999997 Change in contingent consideration 2 0 0 0 -1,135 -1,135 GECC Unrealized (gains) / losses 0 0 0 1,809.3338899999999 1,809.3338899999999 Dividend income from GECC 0 0 0 -1,078 -1,078 Other (income) expense -2.7766999999999999 0 0 0 -2.7766999999999999 Transaction and integration costs 2 736.44268000000011 0 0 635.22671000000003 1,370.66939 Pharmacy buildout 254.48178499999997 0 0 0 254.48178499999997 DME management and Monitoring fees 129.92299000000003 0 0 -79.922970000000007 50.000020000000021 Adjusted EBITDA $6,545.9297149999975 $674.32507999999984 $2,295 $-3,366.6876100000004 $6,148.5671849999962 For the three months ended December 31, 2018 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $399 $-7 $38 $-4,706 $-4,276 Interest expense 1,081 44 663 0 1,788 Depreciation & amortization 2,142 137 431 0 2,710 Income tax expense (benefit) 0 0 0 0 0 EBITDA $3,622 $174 $1,132 $-4,706 $222 Adjusted EBITDA: Stock based compensation 0 37 0 132 169 GECC Unrealized (gains) / losses 331 0 0 3,308 3,639 Dividend income from GECC -,375 0 0 -,586 -,961 Transaction and integration costs 2 2 0 0 135 137 DME management and monitoring fees 52 0 0 -52 0 Adjusted EBITDA $3,632 $211 $1,132 $-1,769 $3,206 For the six months ended December 31, 2018 $ in thousands Durable Medical Equipment 3 Investment Management 1 Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $426 $-,696 $89 $-6,104 $-6,285 Interest expense 1,367 88 1,328 0 2,783 Depreciation & amortization 2,565 273 862 0 3,700 Income tax expense (benefit) 0 0 0 0 0 EBITDA $4,358 $-,335 $2,279 $-6,104 $198 Adjusted EBITDA: Stock based compensation 0 582 0 260 842 GECC Unrealized (gains) / losses 411 0 0 2,323 2,734 Dividend income from GECC -,431 0 0 -1,020 -1,451 Transaction and integration costs 2 544 0 0 1,459 2,003 DME management and Monitoring fees 70 0 0 -70 0 Adjusted EBITDA $4,952 $247 $2,279 $-3,152 $4,326

Appendix: Non-GAAP Reconciliation (Continued) © 2020 Great Elm Capital Group, Inc. For the three months ended December 31, 2019 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-,675.72712999999885 $5.498810000000077 $59.604700000000093 $-1,416.771199999999 $-2,026.7007399999986 Interest expense 936.69194999999991 41.017910000000001 654.68250999999998 0 1,633.39237 Depreciation & amortization 2,482.6581000000001 179.05248999999998 430.47343999999993 1 3,093.1840299999999 Income tax expense (benefit) 0 0 0 -99 -99 EBITDA $2,743.6229200000012 $224.56921000000006 $1,144.7606499999999 $-1,514.771199999999 $2,599.8756600000015 Adjusted EBITDA: Stock based compensation 0 98.419640000000001 0 109.77499 208.19463000000002 Change in contingent consideration 2 0 0 0 -,940 -,940 GECC Unrealized (gains) / losses 0 0 0 826.00039000000004 826.00039000000004 Dividend income from GECC 0 0 0 -,588 -,588 Transaction and integration costs 2 586.41765000000009 0 0 514.80965000000003 1,101.2273 Pharmacy buildout 119.59573499999999 0 0 0 119.59573499999999 DME management and Monitoring fees 81.974160000000012 0 0 -56.972970000000004 25.001190000000008 Adjusted EBITDA $3,531.6104650000011 $322.98885000000007 $1,144.7606499999999 $-1,648.4650599999998 $3,351.8949050000015 For the six months ended December 31, 2019 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-1,495.4662600000024 $-39.663900000000098 $120.49799999999993 $-3,889.80791 $-5,305.4400700000024 Interest expense 1,932.5590099999999 83.28304 1,313 0 3,329 Depreciation & amortization 4,990.7662099999998 358.02932999999996 861.94690999999989 1 6,211.7424499999997 Income tax expense (benefit) 0 0 0 142.601 142.601 EBITDA $5,428.8589599999978 $400.64846999999986 $2,295 $-3,746.2069099999999 $4,379 Adjusted EBITDA: Stock based compensation 0 273.67660999999998 0 227.88166999999999 501.55827999999997 Change in contingent consideration 2 0 0 0 -1,135 -1,135 GECC Unrealized (gains) / losses 0 0 0 1,809.3338899999999 1,809.3338899999999 Dividend income from GECC 0 0 0 -1,078 -1,078 Other (income) expense -2.7766999999999999 0 0 0 -2.7766999999999999 Transaction and integration costs 2 736.44268000000011 0 0 635.22671000000003 1,370.66939 Pharmacy buildout 254.48178499999997 0 0 0 254.48178499999997 DME management and Monitoring fees 129.92299000000003 0 0 -79.922970000000007 50.000020000000021 Adjusted EBITDA $6,545.9297149999975 $674.32507999999984 $2,295 $-3,366.6876100000004 $6,148.5671849999962 For the three months ended December 31, 2018 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $399 $-7 $38 $-4,706 $-4,276 Interest expense 1,081 44 663 0 1,788 Depreciation & amortization 2,142 137 431 0 2,710 Income tax expense (benefit) 0 0 0 0 0 EBITDA $3,622 $174 $1,132 $-4,706 $222 Adjusted EBITDA: Stock based compensation 0 37 0 132 169 GECC Unrealized (gains) / losses 331 0 0 3,308 3,639 Dividend income from GECC -,375 0 0 -,586 -,961 Transaction and integration costs 2 2 0 0 135 137 DME management and monitoring fees 52 0 0 -52 0 Adjusted EBITDA $3,632 $211 $1,132 $-1,769 $3,206 For the six months ended December 31, 2018 $ in thousands Durable Medical Equipment 3 Investment Management 1 Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $426 $-,696 $89 $-6,104 $-6,285 Interest expense 1,367 88 1,328 0 2,783 Depreciation & amortization 2,565 273 862 0 3,700 Income tax expense (benefit) 0 0 0 0 0 EBITDA $4,358 $-,335 $2,279 $-6,104 $198 Adjusted EBITDA: Stock based compensation 0 582 0 260 842 GECC Unrealized (gains) / losses 411 0 0 2,323 2,734 Dividend income from GECC -,431 0 0 -1,020 -1,451 Transaction and integration costs 2 544 0 0 1,459 2,003 DME management and Monitoring fees 70 0 0 -70 0 Adjusted EBITDA $4,952 $247 $2,279 $-3,152 $4,326

Appendix: Non-GAAP Reconciliation (Continued) © 2020 Great Elm Capital Group, Inc. For the three months ended December 31, 2019 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-,675.72712999999885 $5.498810000000077 $59.604700000000093 $-1,416.771199999999 $-2,026.7007399999986 Interest expense 936.69194999999991 41.017910000000001 654.68250999999998 0 1,633.39237 Depreciation & amortization 2,482.6581000000001 179.05248999999998 430.47343999999993 1 3,093.1840299999999 Income tax expense (benefit) 0 0 0 -99 -99 EBITDA $2,743.6229200000012 $224.56921000000006 $1,144.7606499999999 $-1,514.771199999999 $2,599.8756600000015 Adjusted EBITDA: Stock based compensation 0 98.419640000000001 0 109.77499 208.19463000000002 Change in contingent consideration 2 0 0 0 -,940 -,940 GECC Unrealized (gains) / losses 0 0 0 826.00039000000004 826.00039000000004 Dividend income from GECC 0 0 0 -,588 -,588 Transaction and integration costs 2 586.41765000000009 0 0 514.80965000000003 1,101.2273 Pharmacy buildout 119.59573499999999 0 0 0 119.59573499999999 DME management and Monitoring fees 81.974160000000012 0 0 -56.972970000000004 25.001190000000008 Adjusted EBITDA $3,531.6104650000011 $322.98885000000007 $1,144.7606499999999 $-1,648.4650599999998 $3,351.8949050000015 For the six months ended December 31, 2019 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-1,495.4662600000024 $-39.663900000000098 $120.49799999999993 $-3,889.80791 $-5,305.4400700000024 Interest expense 1,932.5590099999999 83.28304 1,313 0 3,329 Depreciation & amortization 4,990.7662099999998 358.02932999999996 861.94690999999989 1 6,211.7424499999997 Income tax expense (benefit) 0 0 0 142.601 142.601 EBITDA $5,428.8589599999978 $400.64846999999986 $2,295 $-3,746.2069099999999 $4,379 Adjusted EBITDA: Stock based compensation 0 273.67660999999998 0 227.88166999999999 501.55827999999997 Change in contingent consideration 2 0 0 0 -1,135 -1,135 GECC Unrealized (gains) / losses 0 0 0 1,809.3338899999999 1,809.3338899999999 Dividend income from GECC 0 0 0 -1,078 -1,078 Other (income) expense -2.7766999999999999 0 0 0 -2.7766999999999999 Transaction and integration costs 2 736.44268000000011 0 0 635.22671000000003 1,370.66939 Pharmacy buildout 254.48178499999997 0 0 0 254.48178499999997 DME management and Monitoring fees 129.92299000000003 0 0 -79.922970000000007 50.000020000000021 Adjusted EBITDA $6,545.9297149999975 $674.32507999999984 $2,295 $-3,366.6876100000004 $6,148.5671849999962 For the three months ended December 31, 2018 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $399 $-7 $38 $-4,706 $-4,276 Interest expense 1,081 44 663 0 1,788 Depreciation & amortization 2,142 137 431 0 2,710 Income tax expense (benefit) 0 0 0 0 0 EBITDA $3,622 $174 $1,132 $-4,706 $222 Adjusted EBITDA: Stock based compensation 0 37 0 132 169 GECC Unrealized (gains) / losses 331 0 0 3,308 3,639 Dividend income from GECC -,375 0 0 -,586 -,961 Transaction and integration costs 2 2 0 0 135 137 DME management and monitoring fees 52 0 0 -52 0 Adjusted EBITDA $3,632 $211 $1,132 $-1,769 $3,206 For the six months ended December 31, 2018 $ in thousands Durable Medical Equipment 3 Investment Management 1 Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $426 $-,696 $89 $-6,104 $-6,285 Interest expense 1,367 88 1,328 0 2,783 Depreciation & amortization 2,565 273 862 0 3,700 Income tax expense (benefit) 0 0 0 0 0 EBITDA $4,358 $-,335 $2,279 $-6,104 $198 Adjusted EBITDA: Stock based compensation 0 582 0 260 842 GECC Unrealized (gains) / losses 411 0 0 2,323 2,734 Dividend income from GECC -,431 0 0 -1,020 -1,451 Transaction and integration costs 2 544 0 0 1,459 2,003 DME management and Monitoring fees 70 0 0 -70 0 Adjusted EBITDA $4,952 $247 $2,279 $-3,152 $4,326

Appendix: Non-GAAP Reconciliation (Continued) © 2020 Great Elm Capital Group, Inc. For the three months ended December 31, 2019 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-,675.72712999999885 $5.498810000000077 $59.604700000000093 $-1,416.771199999999 $-2,026.7007399999986 Interest expense 936.69194999999991 41.017910000000001 654.68250999999998 0 1,633.39237 Depreciation & amortization 2,482.6581000000001 179.05248999999998 430.47343999999993 1 3,093.1840299999999 Income tax expense (benefit) 0 0 0 -99 -99 EBITDA $2,743.6229200000012 $224.56921000000006 $1,144.7606499999999 $-1,514.771199999999 $2,599.8756600000015 Adjusted EBITDA: Stock based compensation 0 98.419640000000001 0 109.77499 208.19463000000002 Change in contingent consideration 2 0 0 0 -,940 -,940 GECC Unrealized (gains) / losses 0 0 0 826.00039000000004 826.00039000000004 Dividend income from GECC 0 0 0 -,588 -,588 Transaction and integration costs 2 586.41765000000009 0 0 514.80965000000003 1,101.2273 Pharmacy buildout 119.59573499999999 0 0 0 119.59573499999999 DME management and Monitoring fees 81.974160000000012 0 0 -56.972970000000004 25.001190000000008 Adjusted EBITDA $3,531.6104650000011 $322.98885000000007 $1,144.7606499999999 $-1,648.4650599999998 $3,351.8949050000015 For the six months ended December 31, 2019 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate Consolidated EBITDA: Net income (loss) - GAAP $-1,495.4662600000024 $-39.663900000000098 $120.49799999999993 $-3,889.80791 $-5,305.4400700000024 Interest expense 1,932.5590099999999 83.28304 1,313 0 3,329 Depreciation & amortization 4,990.7662099999998 358.02932999999996 861.94690999999989 1 6,211.7424499999997 Income tax expense (benefit) 0 0 0 142.601 142.601 EBITDA $5,428.8589599999978 $400.64846999999986 $2,295 $-3,746.2069099999999 $4,379 Adjusted EBITDA: Stock based compensation 0 273.67660999999998 0 227.88166999999999 501.55827999999997 Change in contingent consideration 2 0 0 0 -1,135 -1,135 GECC Unrealized (gains) / losses 0 0 0 1,809.3338899999999 1,809.3338899999999 Dividend income from GECC 0 0 0 -1,078 -1,078 Other (income) expense -2.7766999999999999 0 0 0 -2.7766999999999999 Transaction and integration costs 2 736.44268000000011 0 0 635.22671000000003 1,370.66939 Pharmacy buildout 254.48178499999997 0 0 0 254.48178499999997 DME management and Monitoring fees 129.92299000000003 0 0 -79.922970000000007 50.000020000000021 Adjusted EBITDA $6,545.9297149999975 $674.32507999999984 $2,295 $-3,366.6876100000004 $6,148.5671849999962 For the three months ended December 31, 2018 $ in thousands Durable Medical Equipment Investment Management 1 Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $399 $-7 $38 $-4,706 $-4,276 Interest expense 1,081 44 663 0 1,788 Depreciation & amortization 2,142 137 431 0 2,710 Income tax expense (benefit) 0 0 0 0 0 EBITDA $3,622 $174 $1,132 $-4,706 $222 Adjusted EBITDA: Stock based compensation 0 37 0 132 169 GECC Unrealized (gains) / losses 331 0 0 3,308 3,639 Dividend income from GECC -,375 0 0 -,586 -,961 Transaction and integration costs 2 2 0 0 135 137 DME management and monitoring fees 52 0 0 -52 0 Adjusted EBITDA $3,632 $211 $1,132 $-1,769 $3,206 For the six months ended December 31, 2018 $ in thousands Durable Medical Equipment 3 Investment Management 1 Real Estate General Corporate 4 Consolidated EBITDA: Net income (loss) - GAAP $426 $-,696 $89 $-6,104 $-6,285 Interest expense 1,367 88 1,328 0 2,783 Depreciation & amortization 2,565 273 862 0 3,700 Income tax expense (benefit) 0 0 0 0 0 EBITDA $4,358 $-,335 $2,279 $-6,104 $198 Adjusted EBITDA: Stock based compensation 0 582 0 260 842 GECC Unrealized (gains) / losses 411 0 0 2,323 2,734 Dividend income from GECC -,431 0 0 -1,020 -1,451 Transaction and integration costs 2 544 0 0 1,459 2,003 DME management and Monitoring fees 70 0 0 -70 0 Adjusted EBITDA $4,952 $247 $2,279 $-3,152 $4,326

Appendix: Non-GAAP Reconciliation (Continued) © 2020 Great Elm Capital Group, Inc. Prior year non-GAAP adjustments have been updated to conform to current year presentation by removing adjustments associated with the adoption of ASC 606 Contracts with Customers. Acquisition and integration related costs include transaction costs, costs to integrate acquired businesses and changes in the fair value of the contingent consideration liability since the initial valuation at the acquisition date. Our durable medical equipment business began in September 2018 and there was no related activity prior to that date. General Corporate net loss includes net loss attributable to discontinued operations.

Appendix: Contact Information Investor Relations 800 South Street, Suite 230 Waltham, MA 02453 Phone: +1 (617) 375-3006 investorrelations@greatelmcap.com © 2020 Great Elm Capital Group, Inc.